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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       SEPTEMBER 1, 1995
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                                RULE INDUSTRIES
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                (Exact name of issuer as specified in charter)


MASSACHUSETTS                       0-8740                   04-2384630
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



       70 BLANCHARD ROAD, BURLINGTON, MASSACHUSETTS            01803
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        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code   (617) 272-7400
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On September 1, 1995, the Registrant dismissed KPMG Peat Marwick LLP ("KPMG") as its principal accountant and engaged Price Waterhouse LLP ("PW") as its principal accountant. The decision to change accountants has been approved by the Registrant's Board of Directors.

(b) Since KPMG was engaged on June 7, 1995 they have not issued a report on the Registrant's financial statements for either of the past two years therefore they have not issued an adverse opinion or a disclaimer of opinion, nor a report qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) The Registrant has not consulted with PW regarding any accounting or audit matters during its two most recent fiscal years or the subsequent interim period prior to engaging PW.

(d) The Registrant has provided KPMG with a copy of this report no later than the date this report is filed with the Securities and Exchange Commission and has requested that KPMG furnish it with the letter described in Item 304 of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Letter of KPMG Peat Marwick LLP (to be filed by amendment within ten business days of this report).


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RULE INDUSTRIES, INC.


Date:  September 1, 1995               By:       /s/ Albert J. Sabbag
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                                          Albert J. Sabbag, Corporate Controller